Carbon Capture, Utilization, and Storage (CCUS) Business Outlook

2 TODAY’S AGENDA Opening Comments Mark Allen CCUS Strategy / Overview Chris Kendall Commercial Development Nik Wood Outlook / Summary Chris Kendall Q&A DEN Management

Cautionary Statements 3Denbury Inc. Forward-Looking Statements: The data and/or statements contained in this presentation and the accompanying webcast that are not historical facts, including, but not limited to, statements regarding possible or assumed future cash flows and EBITDA (a non-GAAP measure, see Statement Regarding Non-GAAP Financial Measures below), volumes of CO2 expected to be transported, stored, or utilized, capital expenditures, and other plans and objectives for Denbury’s future carbon capture, use and storage activities (“CCUS”) are all forward-looking statements, as that term is defined in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve a number of risks and uncertainties. Such forward-looking statements generally are accompanied by words such as “plan,” “estimate,” “expect,” “predict,” “forecast,” “to our knowledge,” “anticipate,” “projected,” “preliminary,” “should,” “assume,” “believe,” “may” or other words that convey, or are intended to convey, the uncertainty of future events or outcomes. Such forward-looking information is based upon management’s current plans, expectations, estimates, and assumptions that could significantly and adversely be affected by various factors discussed below, many of which are beyond our control. As a consequence, actual results may differ materially from expectations, estimates or assumptions expressed in or implied by any forward-looking statements made by us or on our behalf. Among the factors that could cause actual results of our CCUS activities to differ materially from the projections herein are the successful completion of technical and feasibility evaluations; in certain cases raising of funds sufficient to build and operate such projects; the construction or installation of add-on or new facilities being built and brought into functioning operational status; and receipt of required regulatory approvals or classifications, along other variables and timing considerations and with the risks and uncertainties set forth from time to time in the Company’s public reports, filings and public statements including, without limitation, the Company’s most recent periodic reports on Form 10-K and 10-Q. Statement Regarding CCUS “Agreements”: References in this presentation to CCUS “Agreements” refers to both executed definitive agreements and executed term sheets or letters of intent covering various CCUS arrangements. In the case of arrangements covered by term sheets or letters of intent, those arrangements are subject to the negotiation and execution of definitive enforceable agreements. Statement Regarding Non-GAAP Financial Measures: This presentation also contains certain non-GAAP financial measures, particularly those pertaining to EBITDA (earnings before interest, taxes, depreciation and amortization). The projections of EBITDA contained herein are not reconciled to any GAAP measure given that no comparable future GAAP measure currently exists. Management believes EBITDA projections may be helpful to investors in order to assess the Company’s future CCUS activities as compared to that of other companies in the industry. Future EBITDA projections should not be considered in isolation, as a substitute for, or more meaningful than GAAP measures of net income (loss), cash flow from operations, or any other measure reported in accordance with GAAP. Mmtpa: Million metric tons of CO2 per annum.

4 CCUS Strategy / Overview Chris Kendall Director, President and Chief Executive Officer

DENBURY – A Unique Carbon Solutions Company

MISSION

Carbon solutions to provide the world's energy needs and a sustainable future

AT A GLANCE

Enterprise value: $4.1 Bn

YE21 Oil & gas reserves: 192 MMBoe

2022E Sales volumes: ~47.5 MBoe/d

Existing CO_2 pipelines: 1,300+ Miles

2022E Total CO_2 sourced: 14 Mmtpa; ~30% industrial

2021 Scope 1, 2 emissions: Net negative 2 million tonnes

Target to be Scope 1, 2, 3[(1)] Net negative by 2030

(1) Scope 3 refers to Scope 3 Category 11 (Use of Sold Products)

Rocky Mountain Region


MT
ND
WY
Denbury CO2 pipelines
CO2 pipelines owned by others
Natural CO2 source
Industrial CO2 source
Denbury – EOR production
Denbury – non-EOR production

Gulf Coast Region


TX
LA
MS
AL

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CCUS – A Proven Pathway to Significantly Reduce CO2 Emissions 6Denbury Inc. Denbury Owned / Managed Processes CAPTURE TRANSPORT STORE / UTILIZE MONITOR / VERIFY SEQUESTRATION OTHER USESENHANCED OIL RECOVERY (EOR) CCUS is an effective, low-cost solution using proven technology to capture CO2 emissions and inject them permanently underground or use them in creating various products

Decarbonization Relies on CCUS 7Denbury Inc. Source: International Energy Agency (2022), Net Zero by 2050, IEA, Paris • Massive expansion in CCUS to meet IEA Net Zero Emissions (NZE) Scenario – CCUS identified as 2nd largest contributor to NZE (2021) behind wind & solar • CO2 capture largely driven by industry, power, and fuel transport sectors – Approximately 65% contribution from coal power, hydrogen fuel and various industries – 10 new CCUS facilities required to be commissioned each month to meet 2030 goal – Direct air capture approximately 5% of 2030 goal • Various governments have pledged >$20 B in 2021 toward CCUS projects 43 1,224 2021 2030 2050 6,231 Global Carbon Capture Required to Meet IEA Net Zero Emissions (NZE) CO2 (Mmtpa) 145X 28X

Bipartisan Support for CCUS Development 8Denbury Inc. Infrastructure Investment and Jobs Act – approved December 2021 • $6.5 B in carbon management funding – carbon capture technology, carbon storage validation, carbon utilization, direct air capture • Office of Clean Energy – $3.5 B carbon capture demo – $8 B hydrogen hub • Dept. of Energy & Office of Fossil Energy and Carbon Management – $2.1 B CO2 infrastructure funding § 45Q IRC CO2 incentive – Inflation Reduction Act • Trump administration implemented increased incentives in 2020 / 2021 • Biden administration enhanced by 70% in 2022 to $60 (utilization) and $85 (sequestration) per tonne • 12-year tax incentive (initial 5 years direct pay) § 45V IRC Hydrogen incentive – Inflation Reduction Act • Hydrogen ($3/kg) <4kg CO2/kg H2 • 10-year production credit • Does not stack with § 45Q incentives

0 10 20 30 40 50 60 70 80 90 A m m o n ia C h e m ic a ls C e m e n t R e fi n e ri e s G a s P o w e r S te e l P e tr o c h e m C o a l P o w e r Industry Capture Cost per Metric Ton $ per tonne Current §45Q Previous §45Q Source: Great Plains Institute, Transport Infrastructure for Carbon Capture and Storage E th a n o l H y d ro g e n Compression / dehydration Membrane–based solutions Amine / solvent solutions G a s P ro c e s s in g Increasing CCUS Scale With IRA and Technology 9Denbury Inc. • New technologies and enhanced §45Q levels ($35 / $50 to $60 / $85 per tonne) bring post-combustion emissions into economic capture window • Emerging technologies driving down the cost of CO2 capture by up to 40% – Membrane-based technologies offer lower cost of capture for lower volume levels – Liquid technologies (solvent-based) offer lower cost of capture at higher volumes; benefit from economies of scale • DEN assessing equity investments / partnerships with multiple CO2 capture technology companies – Insights into capture technology innovation – Increases potential transportation and storage opportunities Original §45Q

Substantial Anticipated Market Growth for Ammonia 10Denbury Inc. 2020 2050 IEA Net Zero Emissions (NZE) Energy/hydrogen carrier Power generation Marine fuel Traditional demand Blue Ammonia Ammonia production whereby CO2 byproduct is captured and stored securely underground 185 575 Annual Global Ammonia Demand Outlook Million metric tons Ammonia potential as a hydrogen carrier Ammonia as a carrier for 2% of the projected 2050 global hydrogen market would account for 50 million tonnes Ammonia co-firing for 1% of the world’s coal-fired power generation would result in 50 million tonnes Using ammonia for 5% of global marine fuel market would represent 25 million tonnes >3X

U.S. Gulf Coast – A World-class CCUS Opportunity

- The Gulf Coast has one of the highest concentrations of stationary CO_2 emissions
- Advantaged for greenfield projects
  - Access to low-cost natural gas feedstock, waterways and deepwater ports, supportive regulatory policy
- Expandable CO_2 pipeline infrastructure already in place
  - DEN has the only dedicated CO_2 pipeline network in the Gulf Coast at >900 miles
- High-quality geology for secure long-term storage of CO_2
  - Large reservoirs and high injectivity
  - Approximately 5 trillion tonnes potential storage capacity in the U.S. Gulf Coast



Denbury CO_2 pipelines
Stationary CO_2 emissions
Saline aquifer CO_2 storage capacity
low to high

~240 Mmtpa emissions within 30 miles of DEN Gulf Coast system

Source: 2021 EPA Greenhouse Gas Reporting Program data, National Energy Technology Laboratory: 1NATCARB Medium (P50) saline aquifer CO_2 storage capacity , Great Plains Institute, Transport Infrastructure for Carbon Capture and Storage

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Denbury Carbon Solutions Strategy 12Denbury Inc. Advancing decarbonization by providing the industry’s most efficient, most reliable CCUS service network; driving value for our communities and our stakeholders ESTABLISH FIRST MOVER ADVANTAGE; LEVERAGE EXISTING CO2 ASSETS AND SKILLS CAPTURE SIGNIFICANT SCALE WITH CO2 TRANSPORT, STORAGE, AND UTILIZATION AGREEMENTS GROW VALUE- DRIVEN MARKET LEADERSHIP; EXPAND INTO NEW GEOGRAPHIC AREAS PURSUE STRATEGIC VALUE ENHANCEMENT THROUGH CCUS INDUSTRY PARTNERSHIPS

We are Best Positioned to Lead in CCUS 13Denbury Inc. Focused Strategy Financial Strength Advantaged Infrastructure Deep Expertise Denbury combines four key elements for CCUS success Focused Strategy • Historic CO2 EOR operations underpin future growth strategy centered on CCUS Advantaged Infrastructure • Industry leading position with >1,300 miles of CO2 pipelines; future expansion to maximize CCUS scale • >750 CO2 injection wells operating; analogous to Class VI injection wells Deep Expertise • Multiple large-scale EOR developments & CO2 pipeline projects executed over 20+ years; supports development and operation of sequestration sites and new CO2 pipelines • Extensive subsurface modeling and CO2 management skillset is highly adaptable to CCUS Financial Strength • Free cash flow generated from low-decline EOR assets; drives capacity to organically fund CCUS growth

Substantial DEN Growth from Extensive CCUS Negotiations Outlook for DEN CCUS Volumes CO2 transport & storage volumes (Mmtpa) 14Denbury Inc. 0 25 50 75 100 125 Current Agreements Ongoing Negotiations 2030 Plan Future Potential Actively engaged with customers covering ~55 Mmtpa of brownfield / greenfield projects: • Power generation • Refinery • Petrochemical • Hydrogen • Ammonia • Biofuels • Gas processing • LNG • Steel • Cement

Key Takeaways from Today 15Denbury Inc. • DEN U.S. Gulf Coast CO2 pipeline network expandable to transport ~150 Mmtpa for long- term storage • 2 new sequestration sites in MS and LA expand portfolio to ~ 2 B tonnes; First Class VI permit submitted in November 2022 • DEN outlook for 2030E Volumes 50 – 70 Mmtpa and EBITDA (1) $650 – 900 MM; Executed CO2 transportation and storage agreements currently total 20 Mmtpa • CCUS business projected self-funded beginning 2026/2027; Free cash flow from oil business fully funds estimated CCUS capital @ $60 WTI through 2030 • Target to be Scope 1, 2, 3(2) net negative by 2030; Currently Scope 1 and 2 net negative (1) See “Statememt Regarding Non-GAAP Financial Measures on Slide 3 (2) Scope 3 refers to Scope 3 Category 11 (Use of Sold Products)

Sustainably meeting energy needs – now and into the future

17 Commercial Development Emissions / Pipelines / Storage Nik Wood Sr. Vice President, CCUS

U.S. Gulf Coast – Major Source of Existing CO_2 Emissions

U.S. Gulf Coast Emissions w/in 30 Miles of DEN Pipelines

CO_2 (Mmtpa)



70
Power Gen
58
Petrochem
26
Refining
22
NG Processing
14
Hydrogen
11
Ammonia



Denbury CO_2 pipelines
Stationary CO_2 emissions
Planned Denbury sequestration site
TX
LA
MS
AL
Houston Ship Channel
~65 Mmtpa from 100 sources
Avg. distance from DEN 10-15 miles
Beaumont Port Arthur Lake Charles
~60 Mmtpa from 75 sources
Avg. distance from DEN 10-15 miles
Louisiana Industrial Corridor
~75 Mmtpa from 110 sources
Avg. distance from DEN 15-20 miles
Mobile Bay
~12 Mmtpa from 30 sources
Avg. distance from DEN 25-30 miles

Source: 2021 EPA Greenhouse Gas Reporting Program data

~240 Mmtpa within 30 miles of DEN Gulf Coast system; provides unique transportation and storage opportunities

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Rocky Mountains – An Emerging CCUS Opportunity

- Nearby emissions primarily from power generation
  - 9 Mmtpa existing with multiple proposed greenfield projects
  - DEN signed agreement for Wyoming hydrogen newbuild w/ up to 1 Mmtpa CO_2
- Future potential CO_2 sources include SW Wyoming and Casper
- Wyoming pursuing Infrastructure Bill funding for future Hydrogen hub
- Potential multiple direct sequestration opportunities
  - Identified CO_2 injection locations include both federal and private lands
- Cedar Creek Anticline EOR production remains on plan for 2H 2023



Denbury CO2 pipelines
Other CO2 pipelines
Stationary CO2 emissions
ND
MT
WY
NE Wyoming
~9 Mmtpa existing from 10 sources
Power Gen Petroleum / Natural Gas
SW Wyoming
~17 Mmtpa existing from 14 sources
Power Gen Mining / Mineral Production Chemicals Fertilizer
Casper
~6 Mmtpa existing from 6 sources
Power Gen Petroleum / Natural Gas

Source: 2021 EPA Greenhouse Gas Reporting Program data

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CCUS Commercial Structures

Types of Emissions Agreements	Transportation	Transportation & Storage	Capture, Transportation, Storage
	Leverage DEN pipeline system to move CO_2 to 3rd party storage	Connect lateral to industrial customer; move CO_2 to DEN owned and operated secure storage	Turnkey operation for customers who prefer full-service solution
% of anticipated DEN volumes	5 – 10%	80 – 90%	5 – 10%
Agreements announced (million metric tons per year)	1.5	18.5	–
Anticipated avg. revenue ($/tonne)	$5 – 15	$15 – 25 (sequestration) $0 – 10 (EOR)	$85 §45Q (less market-priced fee paid to industrial customer)
Term length (years)	Up to 20	12 – 20	12+ (§45Q term)
Capital intensity	Low	Medium	High

Note: Anticipated revenue per agreement subject to pipeline capital costs and §45Q levels.

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20 Mmtpa Under Existing Transport & Storage Agreements 2 2 5 7 19 20 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 To-date DEN executed agreements Planned location Industry type CO2 volume (Mmtpa) Expected start date Wyoming hydrogen facility WY Hydrogen Up to 1 2024 / 2025 Infinium S TX Low carbon fuels 1.5 2025 Gulf Coast biofuels facility S TX Biofuels Up to 1 2025 Louisiana chemicals facility LA Chemical plant 0.4 2025 Nutrien SE LA Blue ammonia 1.8 2027 Mitsubishi LA Blue ammonia 1.8 Second half of decade Lake Charles Methanol LA Blue methanol 1 2027 Clean Hydrogen Works SE LA Blue ammonia Up to 12 2027 (initial phase) CO2 Emissions Agreements Mmtpa DEN announced contracts equivalent to ~47% of current global CO2 capture (1) Denbury Inc. 21 (1) Global carbon capture of 43 million metric tons in 2021 per IEA World Energy Outlook 2022

Clean Hydrogen Works – Ascension Clean Energy Project

- **Planned to be one of the largest "Blue Ammonia" complexes in the world**
  - 7.2 million tons per year of ammonia (2 Blocks)
  - CO_2 offtake volume up to 12 Mmtpa
  - 12-year term agreement; Start date 2027 (1st Block)
- DEN equity owner in the ACE project with $20 MM investment(1)

75% of Ammonia Offtake Under LOI w/ Large International Buyers



Donaldsonville
TX
LA
MS
AL
Planned Blue ammonia site
Denbury pipeline infrastructure
Secured sequestration site
Stationary CO_2 emissions

Source: 2021 EPA Greenhouse Gas Reporting Program data

Block 1 Timeline

1,700-acre site – West bank of Mississippi River in Donaldsonville

FEED Study
Sign Offtake Agreements
Secure Capital Commitment

Final Design & Construction

On Production

2024
Final investment decision

2027
Plant commission & start up

HAFNIA Denbury

(1) $10 MM of the $20 MM amount is subject to the achievement of key milestones, expected in early 2023.

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DEN Competitive Advantage – CO2 Transportation 23Denbury Inc. • >1,300 miles of existing DEN CO2 pipelines (approximately 25% (1) of existing U.S. total) – Specifically built for purpose of moving CO2 – High efficiency and flexibility through supercritical operating pressure w/ ANSI 900 rating • Transport capacity of current network and future planned expansions ~150 Mmtpa – Capacity expansions of existing pipelines through pump stations and line looping in heavy emissions areas – Future extensions of major DEN pipelines along Texas Gulf Coast, to New Orleans and SW Alabama • Unparalleled redundancy and reliability for industrial customers – Proven reliability over 20+ years of operation; nearly 100% uptime – CO2 fungibility to balance entire system between multiple emissions sources and offtake locations to EOR / sequestration Note: Picture highlights 2021 installation of CCA CO2 pipeline in Rocky Mountain region (1) Per 2021 National Petroleum Council Report, Meeting the Dual Challenge

Current Flow of CO2 Through DEN Gulf Coast Pipeline System 24Denbury Inc. Source: 2021 EPA Greenhouse Gas Reporting Program data Green Pipeline current capacity 16 Mmtpa Pipeline Size (in) Distance (miles) Green 24 320 NEJD 20 183 Delta 24 108 Free State 20 86 West Gwinville 18 51 Other Vary 202 Single direction flow DEN currently moving 10 Mmtpa NEJD Pipeline current capacity 11 Mmtpa Denbury CO2 pipelines Natural CO2 source Industrial CO2 source Denbury – EOR production Stationary CO2 emissions Houston TX LA Donaldsonville MS AL

Network Approach Significantly Expands Green Pipeline Capacity



Green Pipeline Capacity
CO2 (Mmtpa)
Single Entry and Exit – 16 Mmtpa
Multiple Entry and Exit – >50 Mmtpa
From industrial source
To EOR / sequestration

- Green Pipeline capacity expandable to **>50 Mmtpa;** Network approach provides greatest reliability and volume capacity
  - Emissions can move multiple directions on same pipeline, subject to EOR and sequestration site locations
  - Targeted 100% uptime for customers
- Limitations on point-to-point system
  - Fixed capacity with defined number of emitters and one storage location
  - Lack of redundancy risks system downtime
- Similar expandability for NEJD pipeline
  - Recent Mississippi sequestration site addition increases flexibility (fungibility of molecules)

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Future Potential – Optimized Network to Maximize CO_2 Flows

Multi-directional flow

DEN capable to move

>150 Mmtpa

w/ strategically located emissions / sequestration sites



Denbury CO2 pipelines
Potential future Denbury CO2 pipeline
Natural CO2 source
Potential future CO2 source
Denbury – EOR production
Potential future Denbury sequestration site
Stationary CO2 emissions
TX
LA
MS
AL
Houston
Donaldsonville
Source: 2021 EPA Greenhouse Gas Reporting Program data

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EOR Provides Large-scale CO2 Associated Storage Today • More than 20 active EOR floods connected to DEN pipeline infrastructure – Cedar Creek Anticline EOR began injection in 1H22 (remains on schedule for production response in 2H23) • DEN Class II injection for 2021 totaled approximately 70 Mmtpa (recycled volumes and new purchase) • DEN EOR has resulted in cumulative associated storage of >225 million metric tons of CO2 • Over 400 million metric tons of future CO2 utilization potential in our EOR fields Denbury Inc. 27

The Most Environmentally Friendly Oil on the Planet

- Petroleum-based fuels remain a significant contributor to the global economy in all IEA scenarios
- Blue oil (negative CI score) and Electrofuels (net zero target) are direct drop-in fuels without modifications to infrastructure

Carbon-negative Blue oil is Scope 1, 2, 3[1] negative

Approximately 28% of DEN current production is Blue oil

Net Negative CO_2 Per Barrel Produced

CO_2 emissions (metric tons/thousand barrels)



+460
+30
+40
-770
Scope 1
Direct development & operations
Scope 2
Indirect emissions, utilities & electricity
Scope 3
Transportation, refining and combustion of petroleum products
-240
Net negative carbon emissions
Industrial CO2 Injected

(1) Scope 3 refers to Scope 3 Category 11 (Use of Sold Products)

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Alliance with Infinium to Deliver Low-Carbon Electrofuels Denbury Inc. 29 Renewable power and water produce green hydrogen Green hydrogen & CO2 converted to premium transportation fuels using Infinium proprietary technology Result is net-zero carbon jet and diesel fuel for use in existing modes of transportation Infinium Electrofuels Production Process • Denbury to source and transport industrial CO2 to be utilized in proposed Infinium plants that will be located in Brazoria County (SE Texas) near Denbury's existing pipeline infrastructure • Infinium facilities planned to be ready in 2025 and will utilize 1.5 Mmtpa of CO2 per year that would otherwise be emitted into the atmosphere • Denbury has the opportunity to potentially invest alongside Infinium in these projects

DEN Competitive Advantage – CO2 Storage 30Denbury Inc. • 20+ years of CO2 injection and monitoring through EOR provides technical leadership – Multiple large-scale EOR developments and CO2 pipeline projects – Extensive subsurface modeling and monitoring skillsets used in EOR is highly adaptable to CCUS – Currently operate >750 CO2 injection wells • 7 sequestration sites with ~2 B metric tons in CO2 storage potential – Recently-added 2 new sequestration sites: Central Mississippi along NEJD Pipeline and in SW Louisiana near Green Pipeline – Strategically positioned to expand network capacity • Submitted 1st Class VI permit and anticipate multiple additional submittals in early 2023 – Active ongoing engagement with EPA – Commence drilling of multiple stratigraphic test wells in early 2023 (AL, LA, MS)

(1) GCMP (2) (3) Aries, Gemini (4) Pegasus (5) Orion (6) Draco (7) Leo Potential storage capacity (million metric tons) 400 300 500 300 250 275 Anticipated injection capacity (Mmtpa) 5-10 10-20 10-20+ 10-20 5-10 5-10 Distance to DEN pipeline (miles) 25 5,10 95 90 25 0 Acreage 850 29,000 84,000 75,000 31,000 16,000 Geologic description Salt Dome Low-dip Stratigraphy, Structural Low-dip Stratigraphy Low-dip Stratigraphy Low-dip Stratigraphy Low-dip Stratigraphy Potential first injection 2025 2025-2026 2026-2027 2026 2026 2025 Advancing ~2 B Metric Tons of CO2 Sequestration Projects 31Denbury Inc. • Added 2 additional sequestration sites that expand the capacity and flexibility of DEN storage system • Total potential CO2 storage now ~2 B metric tons – Anticipate adding additional sequestration sites • Drilling stratigraphic test wells beginning in early 2023 (3 wells planned in AL / LA / MS) • Submitted initial Class VI injection permit with the EPA in November 2022 Source: 2021 EPA Greenhouse Gas Reporting Program data Denbury CO2 pipelines Previously announced sequestration site New sequestration site TX LA MS AL 1 2 3 4 5 6 7

Progressing Safe and Secure CO_2 Storage

Key Steps In De-risking Geologic Sequestration

- Seismic data interpretation – identify key horizons, reservoir characteristics and initial trapping mechanisms
- Evaluation of existing wellbores – determine if well intervention is necessary prior to CO_2 injection
- Geologic model construction – analyze potential CO_2 injection intervals and confining zones
- Reservoir simulation modeling – optimize well locations and injection strategies using simulation and CO_2 plume modeling
- Stratigraphic test well drilling – gather core to confirm understanding of subsurface zones (injection and confining)

(1) IEA Geologic Storage of Carbon Dioxide publication

Multiple Layers of Storage Security[1]

Over time



Mineral Trapping
CO2 gradually forms new minerals
Solubility Trapping
CO2 dissolved in formation water
Residual Trapping
CO2 trapped in pore space
Structural Trapping
Free-Phase CO2 trapped due to a physical boundary
Active Injection
Post Injection

DEN seismic interpretation



DEN constructed geologic model



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Well Positioned to Deliver on Class VI Development

DEN Clear Leader in Class II CO_2 Injection

>750 CO_2 injection wells operating in the U.S.

DEN Class II Injection Wells in U.S. Gulf Coast
Count[(1)]



544
64
46
12
11
Denbury
Hilcorp Energy
Petco Energy
Tellus Operating Group
TMR Exploration

(1) Active Class II permits; filing data from RRC, MSOGB, LNDR



Class II Well
Class VI Well
Top of cement required above USDW
Top of cement required to surface
Direct pressure monitoring gauge

Highly similar construction Class II vs. Class VI injection well

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Extensive Depth of Experience in Managing CO2 • Surface and Groundwater – LIDAR – Strain gauges and inclinometers – Aerial and visual ground surveillance – Seismicity monitoring – Groundwater and above confining zone geochemical analysis • Wellbore Surveillance – Evaluate well conditions with in-house developed dashboard for continuous monitoring of pressure, temperature, and rate – Internal and external mechanical integrity testing – Downhole well-logging routine • Injection Zone – Reservoir simulation to model CO2 plume movement – Routine seismic for indirect monitoring and geophysical modeling • Pipeline Operations – 24-hour data control center – Monitor and control critical pipeline operating conditions Denbury Inc. 34

Example DEN CO_2 Sequestration Site



Industrial facility
Bulk CO_2 pipeline
In-field CO_2 injection lines
Monitor well
CO_2 injection well

Sequestration results in 90% less surface impact than oil & gas



O&G/EOR
Example unit area



5,000'
Sequestration zone
12,000'

Generic 100 – 200 million metric ton site

- 20-year injection life @ 5 – 10 Mmtpa
- 5 – 10 injection wells – avg. rate 0.5 – 1.5 Mmtpa per well
- Estimated capex \$2 – 4 per tonne
  - acquisition cost, seismic, wells (injection / monitoring), lateral pipeline, distribution network, abandonment
- Anticipated opex \$5 – 9 per tonne
  - surveillance, utilities, repair & maintenance, labor, insurance, pore space payment

Note: Schematics are for illustrative purposes. All pipelines will be located underground

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2023 • Continue to capture emissions market and add sequestration sites to the portfolio • Drill stratigraphic test wells and submit additional Class VI storage permits • Purchase long-lead items for network buildout • Carbon capture technology investments / partnerships 2026 and beyond • Significantly ramp industrial-sourced CO2 emissions onto the DEN network • Continue buildout of pipeline network to emitters and sequestration sites • Expand DEN CO2 transport and storage services into new areas 2024 / 2025 • Construction and development of multiple sequestration sites; Drilling Class VI injection wells • Initial volumes expected into the DEN system in 2025 • Install pipeline extensions / expansions to optimize capacity Commercial Development – Forward Focus 36Denbury Inc.

37 Outlook / Summary Chris Kendall Director, President and Chief Executive Officer

0 200 400 600 800 1000 Projecting Substantial Growth in CCUS Volumes and EBITDA 38Denbury Inc. • Initial volumes anticipated in 2025; 50 – 70 Mmtpa projected 2030 avg. (~50/50 brownfield/greenfield split) • Cumulative capital investments estimated $1.6 – $2 B from 2023 to 2030; – Avg. $200 – 250 MM per year – Highest investment period expected 2024 – 2025 – Anticipated 30 – 35% spend on pipelines, 65 – 70% on sequestration sites • Ability to organically fund CCUS capital expenditures through 2030 with oil @ $60 WTI • CCUS self-funding beginning 2026/2027 Projected Transport & Storage Volumes CO2 (Mmtpa) Estimated Annual EBITDA (1) $MM 0 20 40 60 80 Volume ranges EBITDA ranges 2026 2028 2030 (1) See “Statememt Regarding Non-GAAP Financial Measures on Slide 3

Key Takeaways from Today 39Denbury Inc. • DEN U.S. Gulf Coast CO2 pipeline network expandable to transport ~150 Mmtpa for long- term storage • 2 new sequestration sites in MS and LA expand portfolio to ~ 2 B tonnes; First Class VI permit submitted in November 2022 • DEN outlook for 2030E Volumes 50 – 70 Mmtpa and EBITDA (1) $650 – 900 MM; Executed CO2 transportation and storage agreements currently total 20 Mmtpa • CCUS business projected self-funded beginning 2026/2027; Free cash flow from oil business fully funds estimated CCUS capital @ $60 WTI through 2030 • Target to be Scope 1, 2, 3(2) net negative by 2030; Currently Scope 1 and 2 net negative (1) See “Statememt Regarding Non-GAAP Financial Measures on Slide 3 (2) Scope 3 refers to Scope 3 Category 11 (Use of Sold Products)

40 Q&A Session Chris Kendall Director, President and Chief Executive Officer Mark Allen Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary Jim Matthews Executive Vice President, Chief Administrative Officer, General Counsel and Secretary David Sheppard Executive Vice President, Chief Operating Officer Jenny Cochran Senior Vice President, Business Services Matt Dahan Senior Vice President, Business Development and Technology Nik Wood Senior Vice President, CCUS Randy Robichaux Vice President, Health, Safety, and Environmental Brad Whitmarsh Vice President, Investor Relations